EXHIBIT 32.1

WEWARDS, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Wewards, Inc. (the “Company”) on Form 10-K for the year ended May 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lei Pei, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Lei Pei Lei Pei
Date: August 27, 2021	Principal Executive Officer and Principal Financial Officer